SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 29, 2003
                                                         ----------------




                        MARSH & MCLENNAN COMPANIES, INC.
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             (Exact name of registrant as specified in its charter)


  Delaware                            1-5998             36-2668272
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(State or other jurisdiction of       (Commission        (I.R.S. Employer
incorporation or organization)        File Number)        Identification Number)


1166 Avenue of the Americas, New York, New York           10036
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(Address of principal executive offices)                 (Zip Code)


         Registrant's telephone number, including area code 212-345-5000
                                                            ------------



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Item 5.  Other Events.
         -------------

     On January 29, 2003, Marsh & McLennan Companies, Inc. ("MMC") issued a press release announcing its unaudited fourth quarter and year-end financial results for the year ended December 31, 2002.

     A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (a)   Financial Statements of Businesses Acquired

               None.

         (b)   Pro Forma Financial Information

               None.

         (c)   Exhibits

               99.1.  Press Release dated January 29, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           MARSH & MCLENNAN COMPANIES, INC.

Dated:  February 11, 2003


                                           By: /s/  Gregory F. Van Gundy
                                               ---------------------------------
                                               Name:  Gregory F. Van Gundy
                                               Title: Secretary